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                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1998 on Hi-Lo Automotive, Inc.'s consolidated financial statements as included in O'Reilly Automotive, Inc.'s Amended Form 8-K as filed on April 13, 1998.

Arthur Andersen LLP

March 25, 1999
Houston, Texas